15 SUBSEQUENT EVENTS	9 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 15.            SUBSEQUENT EVENTS:

On January 18, 2016, the Company entered into a non-binding letter of intent ("Letter of Intent") relating to the acquisition of all of the membership interests of DC&M Partners, LLC ("DCM"). The Letter of Intent provides for a purchase price of $3 million cash, the issuance of 1,500,000 shares of the Company's common stock, and earn-out payments of up to $3 million and 100,000 shares of the Company's common stock. DCM is an IT development, consulting and management company with revenues for the 2015 calendar year of approximately $18.3 million (based on unaudited financial statements). The Company anticipates that due diligence can be completed and the transaction can be closed during the second quarter of 2016, although there can be no assurance the transaction will be consummated as described in the Letter of Intent, in this time frame or at all. Approval of the Company's Board will be required for the closing of the acquisition. Stockholder approval is not necessary and the Company does not believe there are any required regulatory approvals.

On January 28, 2016, the Company announced the appointment of Edward O'Donnell as Chief Financial Officer of Ameri effective January 28, 2016 and entered into an employment letter agreement (the "Employment Agreement") with him. Pursuant to the Employment Agreement, Mr. O'Donnell will receive an annual base salary of $175,000 and be eligible for bonus distributions as determined by the Board of Directors, based on meeting and exceeding mutually agreed upon annual performance goals. Additionally, Mr. O'Donnell received an option to purchase 100,000 shares of common stock at an exercise price based on market value on the grant date and expiring on January 28, 2022. The option vests in thirds on each grant date of the first through third anniversaries beginning January 28, 2017.

On October 26, 2015, the Company, together with its affiliates, announced that it delivered a merger proposal to Edgewater Technology, Inc. (Edgewater) valuing Edgewater at a price of $8.50 per share. In December 2015, the bid was rejected and withdrawn. Edgewater has retained Signal Hill for investment banking advisory services and the Company has been in contact with members of Signal Hill regarding a potential transaction with Edgewater.  There is no assurance that a transaction between the Company and Edgewater will be entered into, or, if the Company enters into a transaction with Edgewater, what the terms of that transaction would be.